Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
10.	Discontinued Operations

The Company's discontinued operations during the years presented herein included: (i) the 172-bed Woman's Center at Dallas Regional Medical Center in Mesquite, Texas; (ii) 189-bed Gulf Coast Medical Center in Biloxi, Mississippi; (iii) 140-bed Riley Hospital in Meridian, Mississippi; (iv) 25-bed Fishermen's Hospital in Marathon, Florida; (v) 70-bed Franklin Regional Medical Center in Louisburg, North Carolina; (vi) 125-bed Upstate Carolina Medical Center in Gaffney, South Carolina; (vii) 25-bed St. Mary's Medical Center of Scott County in Oneida, Tennessee; (viii) a 293-bed idle hospital campus in Knoxville, Tennessee; and (ix) certain other health care operations affiliated with those hospitals. Note 4 discusses the Company's divestiture of Franklin Regional Medical Center and Upstate Carolina Medical Center.

The operating results and cash flows of discontinued operations are included in the Company's consolidated financial statements up to the date of disposition. Additionally, as required by GAAP, the operating results and cash flows of the abovementioned entities have been separately presented as discontinued operations in the Company's consolidated financial statements. Because Fishermen's Hospital became a discontinued operation subsequent to December 31, 2010, the Company's 2010 and 2009 consolidated financial statements have been retroactively adjusted in accordance with GAAP to conform to the current year presentation.

The Company closed Gulf Coast Medical Center ("GCMC") on January 1, 2008. On July 18, 2011, the remaining real property at GCMC was sold for cash consideration of approximately $3.4 million, less selling and other related costs. The resulting gain of $0.6 million has been included in discontinued operations during the year ended December 31, 2011. During the years ended December 31 2010 and 2009, the Company recorded long-lived asset impairment charges in respect of GCMC of $8.4 million and $2.2 million, respectively, to reduce the hospital's assets to their estimated net realizable value.

During May 2011, one of the Company's subsidiaries entered into a lease termination agreement for Fishermen's Hospital that became effective on July 1, 2011. As part of the agreement, the hospital's remaining equipment, as well as certain working capital items, were sold to the Company's former lessor for $1.5 million in cash. The Fishermen's Hospital lease termination resulted in a goodwill impairment charge of $3.6 million during the year ended December 31, 2011. Management decided not to renegotiate a new lease agreement for Fishermen's Hospital, in large part, because recent operating results and future projections were below expectations.

On December 31, 2010, certain of the Company's subsidiaries sold Riley Hospital and its related health care operations (collectively, "Riley Hospital"), which included the hospital's supplies and long-lived assets (primarily property, plant and equipment). The selling price, which was paid in cash, was $24.0 million, plus a working capital adjustment. After allocating approximately $5.9 million of goodwill to the hospital, this divestiture resulted in a loss of $12.1 million during the year ended December 31, 2010. During the year ended December 31, 2011, discontinued operations included a post-closing working capital purchase price adjustment for Riley Hospital of $0.3 million that increased the Company's loss on the sale of such hospital.

The Woman's Center at Dallas Regional Medical Center (the "Woman's Center") was closed on June 1, 2008. Although management is currently evaluating various disposal alternatives for this idle facility, the timing of such divestiture has not yet been determined. Management concluded that the estimated fair value of the hospital's long-lived assets, less costs to sell, was lower than the corresponding net book value of such assets. Accordingly, the Company recorded a long-lived asset impairment charge of approximately $2.4 million during the year ended December 31, 2009 to reduce the hospital's long-lived assets to their estimated net realizable value.

As discussed at Note 4, a subsidiary of the Company acquired St. Mary's Medical Center of Scott County ("SMMC")" and the idle Riverside hospital campus ("Riverside") from Mercy on September 30, 2011. The aggregate allocated purchase price for SMMC and Riverside was approximately $12.4 million and has been included in investing activities under discontinued operations in the Company's consolidated statements of cash flows. SMMC is a leased facility with a lease agreement that expires in May 2012. For the same reason discussed above in respect of Fishermen's Hospital, management does not intend to extend or otherwise modify the SMMC lease. Mercy closed the hospital at the Riverside location prior to the Company's acquisition of the facility. Although management is currently evaluating various disposal alternatives for each of SMMC and Riverside, the timing of such divestitures has not yet been determined.

The table below sets forth the underlying details of the Company's discontinued operations (in thousands).

	Years Ended December 31,
	2011	2010	2009

Net revenue before the provision for doubtful accounts	$17,615	$76,845	$151,236
Provision for doubtful accounts	(3,430)	(9,958)	(29,635)

Net revenue	14,185	66,887	121,601

Salaries and benefits	6,854	29,742	58,515
Depreciation and amortization	1,624	6,600	10,291
Other operating expenses	6,331	32,105	54,790
Long-lived asset and goodwill impairment charges	3,614	8,410	4,550
(Gains) losses on sales of assets and related other, net (see Note 4)	(304)	12,113	(10,428)

	18,119	88,970	117,718

Income (loss) before income taxes	(3,934)	(22,083)	3,883
Income tax benefit (expense)	1,525	8,557	(1,245)

Income (loss) from discontinued operations	$(2,409)	$(13,526)	$2,638

The table below summarizes the principal components of the Company's assets of discontinued operations (in thousands).

	December 31,
	2011	2010

Supplies, prepaid expenses and other assets	$569	$1,082
Property, plant and equipment, net, and other	13,992	6,688
Goodwill	—	3,614

Total assets of discontinued operations	$14,561	$11,384